December 22, 2015

Meydenbauer Dividend Growth Fund

A series of Advisors Series Trust

No Load Shares    CMDGX

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated July 29, 2015

Effective immediately, Mr. Stefan W. Cobb will serve as a co-portfolio manager to the Meydenbauer Dividend Growth Fund (the “Fund”).  Accordingly, effectively immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

•	The “Portfolio Manager” sub-section on page 4 of the Fund’s Summary Prospectus and on page 4 of the Prospectus is deleted and replaced with the following:

Portfolio Managers.  Mr. Robert D. Frazier, Co-Portfolio Manager, and Mr. Stefan W. Cobb, Co-Portfolio Manager, are the portfolio managers responsible for the day-to-day management of the Fund.  Mr. Frazier has managed the Fund since its inception in September, 2010.  Mr. Cobb has managed the Fund since December, 2015.

•	The “Portfolio Manager” sub-section on page 8 of the Fund’s Prospectus is deleted and replaced with the following:

Portfolio Managers

Robert D. Frazier, Co-Portfolio Manager
Mr. Frazier joined the Advisor in 2003 as a Wealth Advisor/Portfolio Manager.  He has been managing assets at the Advisor in the Dividend Growth style since 2006.  Mr. Frazier has 47 years of experience in the financial services industry and has been managing portfolios for the past 32 years.  Mr. Frazier received his Bachelor of Arts degree in Business Administration from the University of Washington and is a graduate and long-time member of the faculty of the Pacific Coast Banking School.

Stefan W. Cobb, Co-Portfolio Manager
Mr. Cobb joined the Advisor in 2015 and has co-managed the Fund since December 2015.  Mr. Cobb is an employee of the Advisor and is also an employee of Focus Capital, LLC (“Focus”), which he founded in 2000.  Focus provides research and investment management services for registered investment advisors, long/short equity funds and high net worth individuals.  Mr. Cobb received a Bachelor of Arts degree in Accounting and a Bachelor of Arts degree in Scandinavian Arts and Literature, Swedish Language from the University of Washington.  Mr. Cobb is also a CFA® and a member of the Seattle Society of Chartered Financial Analysts.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

•	The sub-section titled “Portfolio Manager” beginning on page 21 of the SAI is replaced with the following:

Portfolio Managers
Mr. Robert D. Frazier and Mr. Stefan Cobb are the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio.  The following tables show the number of other accounts, not including the Fund, managed by Mr. Frazier as of March 31, 2015, and by Mr. Cobb as of November 30, 2015, and the total assets in the accounts managed within various categories.

Robert Frazier

Type of Accounts	Number of Accounts (excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	92	$91 million	0	$0

Stefan Cobb

Type of Accounts	Number of Accounts (excluding the Fund)	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	97	$96 million	0	$0

Material Conflicts of Interest.  The portfolio managers of the Fund are also responsible for managing the portfolios of the Advisor’s individual clients, who are primarily high net worth individuals.  They will be invested in diversified accounts, and the Advisor does not anticipate any material conflicts of interest that may arise in connection with the simultaneous management of the Fund and these other accounts.  It is the fiduciary duty of the Advisor to manage in the best interest of each client and according to their individual circumstances and investment objectives.  It is the intention of the portfolio managers to conduct any trading for the Fund strategy independent of any trading to be conducted for any individual clients of the Advisor.  It is recognized that the portfolio managers may manage separate accounts using a separate style and discipline.

Compensation.  Mr. Frazier receives a fixed salary and retirement plan.  Mr. Cobb receives a fixed salary.  The portfolio managers do not participate in a deferred compensation program.

Securities Owned in the Fund by the Portfolio Managers.  As of March 31, 2015, Mr. Frazier beneficially owned between $500,001 and $1,000,000 in equity securities of the Fund.  As of November 30, 2015, Mr. Cobb did not beneficially own any equity securities of the Fund.

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.